[First Solar Letterhead]
September 18, 2006
BY EDGAR AND BY HAND
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Attention: Russell Mancuso

Re:	First Solar, Inc. Amendment No. 1 to Registration Statement on Form S-1 File No. 333-135574 Filed August 9, 2006
Dear Mr. Mancuso:
     Set forth below are the responses of First Solar, Inc. (the “Company”) to the comment letter of the staff (the “Staff”) with respect to the above-referenced registration statement on Form S-1 (the “Registration Statement”). Enclosed herewith is a copy of Amendment No. 2 to the Registration Statement (the “Amendment”), which has been marked to indicate the changes made to the Registration Statement filed with the Securities and Exchange Commission (the “Commission”) on August 9, 2006 (“Amendment No. 1”). We are also furnishing supplementally certain information.
     For your convenience, we have set forth below the Staff’s comments in bold typeface followed by the Company’s response thereto. The page numbers in the bold headings refer to pages in the Registration Statement filed on August 9, 2006. The page numbers in the responses of the Company refer to pages in the Amendment. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amendment.
     We are sending you by messenger hard copies of the Amendment (clean and marked) and the supplemental information described in this Response Letter.
Prospectus
1.	We reissue prior comment 2 which addressed the reliance on defined terms, not merely the style of the definition. Therefore, replacing terms defined in quotation marks with terms defined in phrases like “or X” does not address the concern.

Revisions have been made throughout the Amendment to remove unnecessary defined terms. However, we respectfully advise the Staff that we believe using the defined term “Long Term Supply Contracts” assists the reader in understanding our disclosure throughout the Registration Statement.
2.	Refer to prior comment 7. It is unclear what revisions were made as stated in your response. We reissue the comment.

We respectfully acknowledge the Staff’s comment. In response to the Staff’s prior comment 7, we deleted and rewrote sentences in the Prospectus Summary to avoid repetition within the Prospectus Summary and with the other sections of the document. During the preparation of the Prospectus Summary in the Registration Statement we filed on June 20, 2006 and Amendment No. 1, we specifically endeavored to provide information relating to the most important aspects of our business and to avoid merely repeating entire sections from the Business section. As such, we have included in the supplemental package delivered herewith a blackline showing the numerous differences between the Prospectus Summary and the Business section, and a second blackline showing the changes we made to the Prospectus Summary to address the Staff’s prior comment 7 and current comment 2. We believe that all of the contents of the Prospectus Summary in the Amendment are necessary to provide a useful overview of the Company.
Prospectus Summary, page 1
3.	Refer to prior comment 8 and your response. If true, please revise the summary section to clarify that historically substantially all your sales were made in Germany.

Revisions have been made to page 3 of the Amendment in response to the Staff’s comment.
First Solar, page 1
4.	We note your response to prior comment 9. If you are referring to your manufacturing costs or margins, please say so directly to remove any implication that you mean that your products retail for the lowest price in the world.

Revisions have been made to page 1 of the Amendment in response to the Staff’s comment.
5.	Refer to prior comment 11 and your response. In view of your significant reliance upon the “Long-Term Contracts,” for the majority of your sales for the next 5-6 years, and your plans to make substantial additional capital investment for production capacity to support these contracts and customers, it is unclear why you consider these ordinary course of business transactions. See, for example, your disclosure at “Competitive Strength — Pre-sold capacity...” on page 2, and Regulation

S-K Item 601(b)(10)(ii)(B). Please file as exhibits the long-term supply contracts mentioned here.
We respectfully acknowledge the Staff’s comment and will file an English translation of the Long Term Supply Contracts as exhibits to the Registration Statement.
6.	We note your response to the third bullet point of prior comment 12. However, if your significant contracts commit you to ongoing losses or to trends that differ from your disclosed historic results, you should alert investors to these facts in an appropriate section of your document.

We respectfully advise the Staff that we do not expect our contracts to commit us to ongoing losses or trends that differ from our disclosed historical results. The section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains an extended discussion of the various provisions in the Long Term Supply Contracts beginning on page 28 of the Amendment. We believe that “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is the appropriate section for such discussion because of the safe harbor for forward-looking statements provided under Section 27A of the Securities Act.
7.	Please disclose the substance of the last sentence to the second paragraph of your response to prior comment 69.

We respectfully advise the Staff that the purpose of the last sentence to the second paragraph of prior comment 69 was to explain how specific delivery commitments are set under the Long Term Supply Contracts which act as a master agreement. The four quarter rolling forecast defines on a quarterly basis the specific quantities to be purchased and schedules the individual shipments, unit volumes and product specification, the average Watt per module. We note that this specification is an acceptance criteria (Watt per module) that is conclusively tested prior to shipment to the customer and we therefore believe to meet the criteria set forth in SAB Topic 13 section 3b in our revenue recognition.

We have added additional disclosure to page 29 of the amendment.
Use of Proceeds, page 21
8.	Please provide the disclosure required by instruction 4 to Regulation S-K Item 504. Please also identify the related-party to be repaid.

Revisions have been made to page 21 of the Amendment in response to the Staff’s comment.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 27
9.	Tell us why you have not provided the fiscal year-end table of contractual obligations required by Regulation S-K Item 303(a)(5).

We respectfully advise the Staff that our contractual obligations changed significantly from December 31, 2005 to July 1, 2006, and we believe the best presentation is to describe our contractual obligations as of July 1, 2006 rather than December 31, 2005.
Financial Operations Overview, Net Sales, page 28
10.	Please refer to prior comment 20. If material, revise to disclose your commitment for capital expenditures for building a manufacturing plant in Asia and the increase in your research and development needed to satisfy the terms of the agreements.

Revisions have been made to page 28 of the Amendment in response to the Staff’s comment. We respectfully advise the Staff that we do not believe a material increase in research and development is needed to satisfy the terms of our Long Term Supply Contracts.
Liquidity and Capital Resources, page 42
11.	Please clarify whether the $140 million mentioned in the first paragraph is for the plant in Germany or the plant in Asia.

Revisions have been made to page 44 of the Amendment in response to the Staff’s comment.
Debt and Credit Sources, page 44
12.	Please refer to prior comment 24. Revise to quantify the debt levels and the debt ratios that you are required to maintain under your credit facilities.

Revisions have been made to pages 46-47 of the Amendment in response to the Staff’s comment. We respectfully advise the Staff that our IKB credit facility is our only credit facility that contains financial covenants.
13.	Revise to quantify the amounts and balances in terms of U.S. dollars. We will not object if you wish to also quantify these amounts in terms of the Euro. Please apply throughout the document as appropriate.

Revisions have been made throughout the Amendment in response to the Staff’s comment. We respectfully advise the Staff that these obligations are denominated in

Euros and that the conversion into U.S. dollars is at an assumed exchange rate, which we disclose adjacent to each U.S. dollar amount presented.
14.	Please file copies of the contracts mentioned in this section:
•	IKB Deutsche Industriebank AG credit facility agreement;

•	InvestionsBank des Landes Brandenburg incentive approval.
We respectfully acknowledge the Staff’s comment and will file an English translations of the above referenced documents as exhibits to the Registration Statement.
15.	Briefly discuss the investment incentive programs under which you qualify for the Brandenburg grants noted, and investment incentives from the Federal Republic of Germany. Discuss what you must do to qualify, including expiration dates of the programs. Will you qualify for and receive other economic development incentives such as wage subsidies and loan guarantees in addition to the non-repayable construction grants mentioned?

Revisions have been made to page 47 of the Amendment in response to the Staff’s comment.
Strategies, page 53
16.	It is unclear how you addressed each of the issues mentioned in prior comment 32 with regard to the disclosed new customer relationships in Spain and the United States. Therefore, we reissue the comment.

Revisions have been made to page 58 of the Amendment in response to the Staff’s comment. We will update the disclosure in future amendments as appropriate.
17.	Refer to prior comment 33 and your response. As requested, please revise to clarify the disclosure on this point.

Revisions have been made to page 59 of the Amendment in response to the Staff’s comment.
18.	Refer to prior comment 34 and your response. It is unclear where you responded to the second sentence, which we reissue.

We respectfully acknowledge the Staff’s comment, and advise the Staff that the California contract is a purchase order for solar power generation kits. We have revised page 59 of the Amendment to disclose when we will receive revenue under the contract.

Customers, page 60
19.	We reissue prior comment 36. Please identify by name your principal customers as noted in the second paragraph.

Revisions have been made to page 62 of the Amendment in response to the Staff’s comment.
Government Subsidies, page 60
20.	Refer to prior comment 37 and your response. It is not clear where you have responded to the request to describe how “regulations and policies currently are being modified,” as stated in your risk factor Existing regulations and policies... at page 16.

Revisions have been made to page 16 of the Amendment in response to the Staff’s comment.
Competition, page 64
21.	Refer to prior comment 38 and your response. It is unclear where you responded to the second and fourth sentences. Please revise or advise.

We respectfully advise the Staff that we do not believe that we compete with other thin film manufacturers based on the thickness of our semiconductor material. As we disclose in the section of the Registration Statement titled “Industry”, thin film manufacturers in general use 1% of the semiconductor material used by crystalline silicon manufactures. We do not believe that any third party data on the variations in semiconductor thickness among thin film manufacturers is reasonably available.

We respectfully advise the Staff that we do not currently compete with the price of retail electricity, and therefore do not believe such disclosure is appropriate in the section titled “Business”. In contrast, page 27 of the Amendment contains disclosure with respect to the manufacturing cost reductions that we believe we will need to achieve to approach the price of retail electricity in key markets in the United States, Europe and Asia. We believe that “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is the appropriate section for such discussion because of the safe harbor for forward-looking statements provided under Section 27A of the Securities Act.
Executive Compensation, page 68
22.	We will evaluate your response to prior comment 48 when you provide the noted information.

We will provide the information requested as soon as it is available.
Option Values, page 69
23.	Please reconcile your disclosure in response to prior comment 47 with instruction 1 to Regulation S-K Item 402(d).

Revisions have been made to page 71 of the Amendment in response to the Staff’s comment.
Principal and Selling Stockholders, page 72
24.	Refer to prior comment 52 and your response. It remains unclear why the number of shares or percentage ownership interest of the former JWMA partners would differ depending upon the public market price, as distinguished from the number of shares sold in the offering. For example, will the dissolution formula adjust the number of shares owned by JWMA to something other than 10,868,045? Please revise to explain.

Revisions have been made to page 74 of the Amendment in response to the Staff’s comment. We respectfully advise the Staff that the number of shares collectively held by the former JWMA members will not change based on the public offering price. However, the allocation of shares among JWMA members will vary depending on our valuation at the time JWMA dissolves. We have included a sensitivity analysis around the mid-point of the price range to provide investors with information about how the ownership could change.
25.	We note your response to prior comment 53. However, you must disclose material relationships with the selling security holders within the past three years. See Regulation S-K Item 507. Therefore, we reissue the comment.

Revisions have been made to page 74 of the Amendment in response to the Staff’s comment.
26.	We note your response to prior comment 55; however, your disclosure in footnote 1 appears to address the beneficial ownership of the shares held in the name of JCL, not the Estate of John T. Walton. Therefore, we reissue the comment.

Revisions have been made to page 75 of the Amendment in response to the Staff’s comment.
27.	We reissue prior comment 57. The number of individuals mentioned in the tables appears to continue to differ.

Revisions have been made to page 75 of the Amendment in response to the Staff’s comment.
Certain Relationships and Related Party Transactions, page 74
28.	We note your response to prior comment 59. Please tell us which exhibit number in the exhibit index reflects each agreement mentioned in this section.

We respectfully advise the Staff that the Exhibits 4.4, 4.5, 4.6, 4.6, 4.8 and 4.13 reflect the related party debt, Exhibit 4.9 reflects with the convertible debt, Exhibit 4.10 reflects the registration rights, Exhibits 4.11 and 4.12 reflect the IKB credit facility and Exhibit 10.8 reflects the consulting agreement with Mr. Nolan. We respectfully advise the Staff that the related party equity contributions were not made pursuant to an agreement.
29.	Please disclose the interest rate of the May 14, 2003 loan.

Revisions have been made to page 76 of the Amendment in response to the Staff’s comment.
30.	Please ensure that you have provided all required disclosure for the past three fiscal years. See instruction 2 to Regulation S-K Item 404. We note for example the transactions mentioned in Note 9 to your financial statements.

Revisions have been made to page 76 of the Amendment in response to the Staff’s comment.
Registration Rights, page 74
31.	Please describe all material terms of the transactions. Avoid using vague descriptors like “customary.” This also applies to similar disclosure at pages 76 and 79.

Revisions have been made to pages 76, 79 and 82 of the Amendment in response to the Staff’s comment.
Other, page 74
32.	Please revise to clarify which “credit facility” is backed by Mr. Ahearn’s personal guarantee.

Revisions have been made to page 76 of the Amendment in response to the Staff’s comment.

Options with Repurchase Rights, page 77
33.	Clarify, if true, that the repurchase obligations will survive the company’s entry into an active public trading market.

Revisions have been made to page 80 of the Amendment in response to the Staff’s comment.
34. Tell us why the option agreements have not been filed as exhibits.
We respectfully acknowledge the Staff’s comment and will file the option agreements as exhibits to the Registration Statement.
Shares Eligible for Future Sale, page 74
Stockholders Agreement, page 75
35.	Refer to prior comment 64. It is unclear where you provided a response as indicated. We reissue the comment.

Revisions have been made to page 82 of the Amendment in response to the Staff’s comment.
Financial Statements — Page F-1
Note 2. Summary of Significant Accounting Policies, page F-7
Product warranties, page F-8
36.	We note the disclosure on page 29 that customers are entitled to certain remedies in the event of missed deliveries in either total kilowatts or a lower average number of Watts per module. In such case, your customers are entitled to a maximum charge of up to 5% of up to 10 weeks of the delinquent revenue, or ultimately the cancellation of the contract if you fail to provide a cure. Please reconcile this, with the disclosure on page 58 and elsewhere that states, “these power output ratings are based on a normalization to standard test conditions accepted in the photovoltaic industry and do not represent a warranty of the actual power that will be generated by an end-user’s system.” Revise the footnotes to clearly disclose all rights granted to customers and all of the companies obligations under the companies obligations under the warranty. Also, clearly disclose the methodology used to estimate the resulting liability.

Page 29 of the Amendment describes the remedies our customers have in the event of missed or late delivery against individual shipments defined by the rolling four quarter forecast process underlying the long term agreements. (See comment 7 of this response letter). Such penalties can amount up to 5% of the delinquent shipment value. In addition, the long term contracts define an annual minimum average watt per module which does not provide any specific remedy other than a potential event of default that could allow the customer to terminate the agreement on a prospective basis. These remedies are not related to any warranty provided for our product.

Page 60 of the Amendment describes our product warranty which is based on a normalization to standard test conditions accepted in the photovoltaic industry. These tests provide the nameplate power rating of our product. In the case of our warranty, it defines the basis from which the reduction in power output is calculated (90% during the first 10 years and 80% during the following 15 years) and warranted. However, such warranty does not guarantee the power generated by the system, because the performance of the end-user system is defined not only by the nameplate power of the module, but also by its geographical location and exposure to sun light as well as the electrical components such as wiring and DC to AC inverter. We only supply and warrant our modules while the system performance is the responsibility of our customers.

As a result, we believe that all warranty obligations have been disclosed on pages F-8 and F-9 of the Amendment. However, we have clarified our disclosure of the methodology used to estimate the resulting liability.
Note 9. Equity Transactions and Settlement, page F-17
37.	Please refer to prior comment 70. We note in your response that the terms of the conversion agreement permitted the conversion earlier then contemplated in the original agreement and set the conversion price at $84.22. Please explain in detail your accounting for the conversion and confirm that it complies with the guidance in paragraphs 2-4 of SFAS 84.

The conversion of our convertible senior subordinated notes was not done under the provisions of the original note agreements, dated February 22, 2006.

Those provisions were changed by an additional agreement on May 10, 2006 in order to remove certain conditions precedent to conversion so that an earlier conversion of the securities would be permitted.

The notes were then converted on May 10, 2006, as permitted under the new agreement. The agreed-upon conversion price of $84.22 resulted in the note holders receiving the fewest number of shares possible upon conversion under the original terms of the notes. There were no other changes from the original provisions of the notes.

Since the notes were not settled under their original conversion provisions, we followed the guidance in FTB 80-1, Early Extinguishment of Debt through Exchange for Common or Preferred Stock, in accounting for the conversion and computing the associated loss. Accordingly, we record a loss on the extinguishment of the notes equal to the difference between the fair value of the stock issued and the carrying value of the notes at the time of conversion.
We also considered whether the conversion was an induced conversion subject to the provisions of SFAS 84 and believe that our accounting for this conversion is consistent with paragraphs 2 — 4 of that standard. Per SFAS 84.2, “This Statement applies to conversions of convertible debt to equity securities pursuant to terms that reflect changes made by the debtor to the conversion privileges provided in the terms of the debt at issuance (including changes that involve the payment of consideration) for the purpose of inducing conversion. ...The changed terms may involve reduction of the original conversion price thereby resulting in the issuance of additional shares of stock, issuance of warrants or other securities not provided for in the original conversion terms, or payment of cash or other consideration to those debt holders who convert during the specified time period. This Statement does not apply to conversions pursuant to other changes in conversion privileges or to changes in terms of convertible debt instruments that are different from those described in this paragraph.”

The changed provisions of the notes only involved removal of certain conditions precedent to conversion so that an earlier conversion of the securities than contemplated when the terms of the notes were initially drawn up would be permitted. The changed provisions did not involve changes in conversion privileges that constitute inducements to note holders to convert, which are the types of modifications that would require accounting under SFAS 84; the changed terms only allowed the conversion. As noted above, the agreed-up conversion price resulted in the note holders receiving the fewest number of shares possible upon conversion under the original provisions of the notes. As a result, we concluded that paragraphs 3 and 4 of SFAS 84 were not applicable to the accounting for the convertible senior subordinated notes.
Note 10. Stock Options, page F-18
38.	Please refer to prior comment 71. Please update the option activity to the most recent practical date. We note that you have not disclosed an estimated offering price. Be advised that we are deferring final evaluation until the estimated offering price is specified.

We respectfully advise the Staff that no options have been granted since our original filing on June 30, 2006. We respectfully acknowledge that the Staff is deferring final evaluation until we provide an estimated offering price.
Recent Sales of Unregistered Securities, page II-2
39.	Please revise the sixth paragraph to specify the number of common shares and share options issued on February 22, 2006.

Revisions have been made to page II-2 of the Amendment in response to the Staff’s comment.
40.	Please include the information required by Regulation S-K Item 701(d) for the fifth and sixth paragraphs. In addition, the antecedent to “these transactions” in the final paragraph is not clear. Please revise.

Revisions have been made to page II-2 of the Amendment in response to the Staff’s comment.
Exhibits, page II-2
41.	We note that most of your exhibits have not yet been filed and many requested exhibits are not listed. For example, several agreements we noted in prior comment 73 and elsewhere are not listed in the exhibit list. See also additional comments above regarding missing exhibits. Please provide a complete exhibit index. Please also allow adequate time for resolution of any comments after you file all required exhibits.

Revisions have been made to page II-3 of the Amendment in response to the Staff’s comment. We will file all exhibits required by Item 601 of Regulation S-K.
Item 17 Undertakings, page II-3
42.	Refer to prior comment 74. It is unclear where you provided the undertaking required by Regulation S-K Items 512(a)(5)(ii). Also, please tell us why you have included part of the undertaking in Regulation S-K Item 512(c).

Revisions have been made to pages II-3 and II-4 of the Amendment in response to the Staff’s comment.
* * * * * * * *
     Please do not hesitate to contact our attorneys at Cravath, Swaine & Moore LLP, specifically John T. Gaffney (212) 474-1122 or Richard T. Hossfeld (212) 474-1208, if you have any questions regarding this submission.

Sincerely,
/S/ JENS MEYERHOFF
Jens Meyerhoff
Chief Financial Officer

CC:	Alan Morris Kevin Knhar Angela Crane